Disclosure on the Group's Objectives, Policies and Processes for Managing Its Capital Structure (Details) $ in Thousands	12 Months Ended
	Dec. 31, 2022 CAD ($)	Dec. 31, 2021 CAD ($)	Dec. 31, 2020 CAD ($)	Dec. 31, 2019 CAD ($)
Disclosure on the Group's Objectives, Policies and Processes for Managing Its Capital Structure
Total debt	$ 35,538	$ 35,227
Less:cash	(63,717)	(54,873)	$ (63,552)	$ (78,274)
Shareholders' equity	325,158	365,600
Long-term debt	$ 35,538	$ 35,227
Long-term debt-to-equity ratio	0.11	0.10